                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             (Amendment No.______)

Filed by the Registrant                                [X]
Filed by a Party other than the Registrant             [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
[X]  Definitive Proxy Statement               COMMISSION ONLY (AS PERMITTED BY
[_]  Definitive Additional Materials          RULE 14A-6(E)(2))
                                         [_]  Soliciting Material Pursuant to
                                              Rule 14a-11(c) or Rule 14a-12

                             North American Funds
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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Notes:

                                                                 April 29, 1999

Dear Shareholder:

  We are pleased to include materials concerning the International Equity Fund (formerly the International Growth and Income Fund) (the "Fund"). Contained in this package are two documents for your review:

  . Information Statement--J.P. Morgan Investment Management, Inc. ("J.P. Morgan") tendered its resignation as subadvisor, effective March 31, 1999. As a result, the existing subadvisory agreement for the Fund between CypressTree Asset Management Corporation, Inc. and J.P. Morgan terminated, and approval of a new agreement became necessary.

      The Board of Trustees approved a new subadvisory agreement with Morgan Stanley Dean Witter Investment Management Inc. on substantially identical terms to the original agreement. The advisory fees charged to the Fund did not change as a result of this new agreement.

      The Information Statement requires no action by you. It simply provides information about the new agreement.

  . Proxy Statement--The Board of Trustees approved a change in the investment objective of the Fund to eliminate growth of income from the investment objective, as explained in the Proxy Statement. The proposed change is subject to shareholder approval. We urge you to carefully read the proxy statement, fill out your proxy card and return it to us.

  Please review both documents and direct any questions you may have to the Fund's Shareholder Services Department at 1-800-872-8037.

                                                     Sincerely,
                                                       [SIG BRADFORD K.
                                                       GALLAGHER]
                                                     Bradford K. Gallagher
                                                     Chairman

                             NORTH AMERICAN FUNDS

                                NORTH AMERICAN
                           INTERNATIONAL EQUITY FUND

                      NOTICE OF A MEETING OF SHAREHOLDERS

                                  To be held
                                 June 2, 1999

To the Shareholders of the North American International Equity Fund:

  Notice is hereby given that a Meeting of Shareholders of the North American International Equity Fund (formerly the International Growth and Income Fund) (the "Fund") will be held at the offices of Cypress Holding Company, Inc., 125 High Street, 14th Floor, Boston, Massachusetts 02110 on June 2, 1999 at 10:00 a.m. Eastern time, or at such adjourned time as may be necessary for the holders of a majority of the outstanding shares of the Fund to vote (the "Meeting"), for the following purposes:

    I. Approving or disapproving changing the investment objective of the Fund.

    II. Transacting such other business as may properly come before the Meeting.

  The matter referred to above in I is discussed in detail in the Proxy Statement attached to this Notice. The Board of Trustees has fixed the close of business on April 15, 1999 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting. Each share of the Fund entitles its holder to one vote.

  You are cordially invited to attend the Meeting. If you do not expect to attend, please complete the enclosed form of proxy and return it in the envelope provided. The proxy is being solicited on behalf of the Board of Trustees.

  Your vote is important. In order to avoid the unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the enclosed proxy, date and sign it, and return it promptly in the envelope provided. You may revoke your proxy at any time prior to its use.

                                         By order of the Board of Trustees

                                         /s/ John I. Fitzgerald

                                         Secretary
                                         North American Funds

April 29, 1999

                             North American Funds

                                                                PROXY STATEMENT

                            MEETING OF SHAREHOLDERS
                OF THE NORTH AMERICAN INTERNATIONAL EQUITY FUND

                                  To be held
                                 June 2, 1999

  This proxy statement and the enclosed form of proxy are being furnished to shareholders in connection with the solicitation of proxies by the Board of Trustees of North American Funds (the "Trust") for use at a Meeting of Shareholders of the North American International Equity Fund (formerly the International Growth and Income Fund) (the "Fund") of the Trust to be held at the offices of Cypress Holding Company, Inc. ("CHC"), 125 High Street, 14th Floor, Boston, MA 02110 on June 2, 1999 at 10:00 a.m. Eastern time, or at any adjournment thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Meeting (the "Notice"). The first mailing of this proxy statement and the enclosed form of proxy to shareholders is occurring on or about April 29, 1999.

  All of your shares of the Fund will be voted by the persons named as proxies in accordance with your voting instructions. Proxies submitted without voting instructions will be voted FOR the proposal set forth in the Notice (the "Proposal"), provided that the form of proxy is properly executed and returned.

  If the enclosed form of proxy is properly executed and returned, your shares will be voted at the Meeting as indicated on your proxy with respect to the Proposal. If your proxy card does not specify how to vote with respect to the Proposal, the shares represented by your proxy will be voted "FOR" the Proposal.

  So that your shares may be represented at the Meeting, please indicate your voting instructions on the proxy card, date and sign the proxy card, mail the proxy card promptly in the enclosed postage-paid envelope, and allow sufficient time for the proxy card to be received on or before June 1, 1999.

  Under the Trust's Amended and Restated Agreement and Declaration of Trust, thirty percent of the shares entitled to vote on a matter shall constitute a quorum for the transaction of business on that matter. If a quorum is not present at the Meeting or a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those shares which they are entitled to vote "FOR" or "AGAINST" any such proposed adjournment in their discretion. An adjourned session may be held within a reasonable time after the adjournment and without further notice.

  Abstentions and "broker non-votes" (as defined below) are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast with respect to the Proposal. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote and as to which the broker or nominee does not have discretionary voting power. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would treat abstentions and broker non-votes as if they were votes against the Proposal.

  As used herein, a "Majority Vote" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

  You may revoke your proxy at any time prior to the voting at the Meeting by:
(i) sending written instructions addressed to the Secretary of the Trust at the address of the Trust at 286 Congress Street, Boston, MA 02210 (if received before the voting); (ii) attending the Meeting and voting in person; or (iii) returning a new proxy card (if received in time to be voted).

  The cost of the preparation and distribution of these proxy materials, other solicitation costs, and the costs of the Meeting are being borne by CypressTree Asset Management Corporation, Inc., the advisor to the Fund ("CAM"), located at 286 Congress Street, Boston, Massachusetts 02210. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of the Trust or of its agents or affiliates, personally or by telephone. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by CAM for their out-of-pocket expenses. To assist in the solicitation of proxies, the Fund has retained Shareholder Communications Corporation at an estimated cost to CAM of approximately $2,000 plus reimbursement of such firm's out-of-pocket expenses.

  The Trust is an open-end, management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on September 28, 1988. The Trust is a series company with fifteen investment portfolios, including the Fund.

  The Annual Report of the Trust, including audited financial statements for the fiscal year ended October 31, 1998 (the "Report"), has been previously sent to shareholders. The Trust will furnish an additional copy of the Report without charge to a shareholder who requests it by writing to John I. Fitzgerald, Secretary of the Trust, at 286 Congress Street, Boston, MA 02210 or by calling 1-800-872-8037.

  Shareholders of record at the close of business on April 15, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each full share, regardless of class. As of the Record Date, 2,866 shares of beneficial interest of the Fund were outstanding.

  As of the Record Date, the officers and Trustees of the Trust as a group owned beneficially less than 1% of the outstanding shares of the Fund.

  No shareholders, as of the Record Date, were beneficial owners of five percent or more of a class of shares of the Fund.

  The following persons are both officers of the Trust and officers or directors of CAM: Bradford K. Gallagher (also a Trustee of the Trust), Joseph
T. Grause, Jr., Paul F. Foley, Thomas J. Brown and John I. Fitzgerald.

  The administrator and principal underwriter of the Fund is CypressTree Funds Distributors, Inc. ("CFD"), located at 286 Congress Street, Boston, MA 02210.

  As explained in more detail below, Proposal I seeks to change the investment objective of the Fund. The current investment objective of the Fund is to seek long-term growth of capital and income. If shareholders approve this Proposal, the Fund's investment objective instead will be to seek long-term capital appreciation, and the objective of seeking income will be eliminated.

Proposal I--Approval of Changing the Investment Objective of the International
            Equity Fund

  The Board of Trustees, including each of the Disinterested Trustees, has considered and unanimously approved changing the investment objective of the Fund. The current investment objective of the Fund is to seek long-term growth of capital and income. Under the proposed change, the Fund's sole investment objective would be to seek long-term growth of capital, and the objective of seeking income would be eliminated.

  As subadviser to the Fund, MSAM pursues the current investment objective of the Fund by investing in a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. MSAM makes country and sector weightings based on four factors: (i) valuation, (ii) fundamental change, (iii) short term market momentum/technicals, and (iv) dividend yield, as described in the Trust's current prospectus dated March 1, 1999. The dividend yield factor is used by MSAM in order to achieve the income component of the Fund's current investment objective.

  The Trustees have determined that the income component of the Fund's current investment objective is no longer in the best interests of the Fund's shareholders. MSAM has informed the Trustees that in light of MSAM's top-down approach that emphasizes country and sector selection and weightings, it is difficult to apply the dividend yield factor described above and application of this factor could undercut the objective of seeking capital appreciation. The Trustees have therefore concluded that the continued use of the dividend yield factor could have an adverse effect on the overall performance of the Fund.

  If the shareholders approve this Proposal, the Fund's investment objective will be to seek long-term capital appreciation, without regard to income. To pursue this investment objective, MSAM will continue to select international equity securities based on a top-down approach that emphasizes country and sector selection and weightings based on the first three factors described above. However, MSAM will not take into consideration dividend yield, the fourth factor listed above.

  There can be no assurance that the Fund will attain its investment objective. The investment objective of the Fund is a fundamental policy, which means that, under the 1940 Act, it may not be changed without the approval of shareholders of the Fund.

Required Vote

  Approval of the proposal to change the Fund's investment objective will require a Majority Vote of the shareholders of the Fund.

  If shareholders approve the proposed change to the Fund's investment objective, such change will become effective on or about June 2, 1999.

Shareholder Proposals at Future Meetings

  The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meetings of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

  The Board, including disinterested Trustees, unanimously recommends that shareholders of the International Equity Fund vote "FOR" Proposal I.

                             NORTH AMERICAN FUNDS
    North American Funds, 286 Congress Street, Boston, Massachusetts 02210
This proxy is solicited on behalf of the Board of Trustees of the North American Funds (the "Trust") for the Meeting of Shareholders of the North American International Equity Fund (the "Fund") to be held on June 2, 1999 (the "Meeting"). The undersigned hereby appoints Joseph T. Grause, Jr., John I. Fitzgerald, Thomas J. Brown and Leana D. Vacirca, and each of them, attorneys and proxies for the undersigned, with full power of substitution to represent the undersigned and vote on behalf of the undersigned all shares, which the undersigned is entitled to vote at the Meeting to be held at the offices of Cypress Holding Company, Inc., 125 High Street, 14th Floor, Boston, Massachusetts 02110 on June 2, 1999 at 10:00 a.m., Eastern Time, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of the Meeting of Shareholders and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote such shares as indicated hereon. A majority of the proxies present and acting at the Meeting in person or by substitutes (or, if only one shall be present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

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PLEASE VOTE, DATE AND SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE
PAID ENVELOPE.
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HAS YOUR ADDRESS CHANGED?            DO YOU HAVE ANY COMMENTS?

__________________________           ________________________________

__________________________           ________________________________

__________________________           ________________________________

[X]     PLEASE MARK VOTE
        AS IN THIS EXAMPLE


   Please indicate your vote by marking an "X" in the appropriate box below.
    This Proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this Proxy will be voted FOR the proposal. Please refer to the Proxy Statement for a discussion of the proposal.


1.  Approval of changing the Investment            For   Against   Abstain
    Objective of the North American
    International Equity Fund.                     [_]     [_]       [_]

                                           --------------
                                            Date

Please be sure to sign and date this Proxy.                   Mark box at right if an address change or comment
---------------------------------------------------------     has been noted on this card.       [_]

                                                              The Board of Trustees unanimously recommends that shareholders
Shareholder sign here                  Co-owner sign here     vote FOR the Proposal.
---------------------------------------------------------




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